Exhibit 99.2

BANC SERVICES CORP.

CONSOLIDATED BALANCE SHEET (Unaudited)

March 31, 2003

March 31,

2003

ASSETS

Cash and due from banks

$

7,789,255

Federal funds sold

2,117,000

Cash and cash equivalents

9,906,255

Securities available for sale

71,735,479

Loans held for sale

1,501,000

Loans, net

118,496,760

Premises and equipment, net

2,388,666

Accrued income and other assets

2,031,157

$

206,059,317

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits

Noninterest-bearing demand

$

12,628,987

Interest-bearing demand

19,657,361

Savings

      55,832,776

Time deposits

75,851,119

Total deposits

163,970,243

Short-term borrowings

14,846,956

Federal Home Loan Bank advances

28,849

Accrued expense and other liabilities

1,391,120

Obligated mandatory redeemable capital

   securities of subsidiary trust (“trust preferred securities”)

7,000,000

187,237,168

Common stock, without par value:  5,000,000 shares authorized;

  960,000 shares issued

9,600,000

Additional paid-in capital

1,200,000

Retained earnings

6,634,108

Treasury stock, at cost (373 shares)

(7,460)

Accumulated other comprehensive income

1,395,501

18,822,149

$

206,059,317

See note to consolidated financial statements.

#

BANC SERVICES CORP.

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

For the three months ended March 31, 2003 and 2002

Three months ended March 31,

2003

2002

Interest income

Loans, including fees

$

2,442,973

$

2,497,509

Securities - taxable

582,918

673,443

Securities – tax exempt

251,909

202,089

Federal funds sold

16,191

4,888

Total interest income

3,293,991

3,377,929

Interest expense

Deposits

877,292

1,042,065

Short-term borrowings and Federal Home Loan Bank advances

20,520

38,160

Trust preferred securities

87,506

--

Total interest expense

985,318

1,080,225

Net interest income

2,308,673

2,297,704

Provision for loan losses

468,172

126,210

Net interest income after provision for loan losses

1,840,501

2,171,494

Noninterest income

Service charges and fees on deposits

234,660

170,239

Net gain on sale of loans

113,405

87,881

Net gain on sale of securities

99,700

62,510

Other income

245,500

184,114

Total noninterest income

693,265

504,744

Noninterest expense

Salaries and employee benefits

952,779

836,330

Occupancy and equipment

260,185

292,548

FDIC insurance

6,911

6,785

State franchise taxes

110,000

51,000

Other expenses

678,114

467,036

Total noninterest expense

2,007,989

1,653,699

Income before income taxes

525,777

1,022,539

Income tax expense

126,000

284,325

Net income

$

399,777

$

738,214

Basic earnings per common share

$

0.42

$

0.77

Diluted earnings per common share

$

0.41

$

0.77

See note to consolidated financial statements.

BANC SERVICES CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

For the three months ended March 31, 2003 and 2002

Three months ended March 31,

2003

2002

Cash flows from operating activities

Net income

$

399,777

$

738,214

Adjustments to reconcile net income to net cash from

  operating activities

Depreciation and amortization

89,045

79,571

Provision for loan losses

468,172

126,210

Net amortization of securities

67,553

7,710

Proceeds from sales of loans held for sale

4,094,964

3,975,739

Originations of loans held for sale

(3,795,779)

(5,551,867)

Gain on sale of securities

(99,700)

(62,510)

Gain on sale of loans

(113,405)

(87,881)

Changes in

Accrued income and other assets

(432,258)

306,409

Accrued expenses and other liabilities

(333,382)

(84,790)

Net cash from operating activities

344,987

(553,194)

Cash flows from investing activities

Securities available for sale

Proceeds from sales

5,294,845

3,980,896

Proceeds from maturities and calls

7,021,951

1,312,258

Purchases

(6,165,082)

(5,398,886)

Net change in loans

2,624,012

(846,134)

Net change in loans

(9,449)

(12,248)

Net cash from investing activities

8,766,277

(964,114)

Cash flows from financing activities

Net increase in deposits

(3,996,752)

(4,534,499)

Purchase of treasury stock

-

(4,460)

Dividends paid

(211,118)

(364,659)

Repayment of FHLB advances

(42,728)

(40,206)

Change in Federal funds purchased

(2,315,000)

(2,400,000)

Change in short-term borrowing

447,323

1,967,106

Net cash from financing activities

(6,118,275)

(5,376,718)

Net change in cash and cash equivalents

2,992,989

(6,894,026)

Cash and cash equivalents at beginning of year

6,913,266

11,214,650

Cash and cash equivalents at end of year

$

9,906,255

$

4,320,624

See note to consolidated financial statements.

BANC SERVICES CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

March 31, 2003

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These interim financial statements are prepared without audit and reflect all adjustments which, in the opinion of management, are necessary to present fairly the financial position of Banc Services Corp. (Company) at March 31, 2003, and its results of operations and cash flows for the periods presented.  All such adjustments are normal and recurring in nature.  The accompanying condensed consolidated financial statements have been prepared in accordance with instructions of Form 10-Q and therefore, do not purport to contain all the necessary financial disclosures required by accounting principles generally accepted in the United States of America that might otherwise be necessary in the circumstances, and should be read in conjunctions with the financial statements, and notes thereto, of the Company for the year ended December 31, 2002, included in its 2002 annual report.  Refer to the accounting policies of the Company described in the notes to the financial statements contained in the Company’s 2002 annual report.  The Company has consistently followed these policies in preparing these financial statements.  The internal financial information is primarily reported and aggregated solely in the line of the banking business.

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, The Savings Bank and Trust Company (Bank), Access Financial Corp. (Access), and Banc Services Statutory Trust I (Trust I).  All material intercompany transactions and balances have been eliminated.

To prepare financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions based on available information.  These estimates and assumptions affect the amounts reported in the financial statements and the disclosures provided, and future results could differ.  The allowance for loan losses, fair values of financial instruments, and status of contingencies are particularly subject to change.

Income tax expense is based on the effective tax rate expected to be applicable for the entire year.  Income tax expense is the sum of the current year income tax due or refundable and the change in deferred tax assets and liabilities.  Deferred tax assets and liabilities are the expected future tax amounts for the temporary differences between carrying amounts and tax bases of assets and liabilities, computed using enacted tax rates.  A valuation allowance, if needed, reduces deferred tax assets to the amount expected to be realized.

(Continued)

BANC SERVICES CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

March 31, 2003

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Earnings per common share have been computed based on a weighted average of common shares outstanding for the periods ended March 31, 2003 and 2002.  As of March 31, 2003 and 2002, there were 26,800 anti-dilutive stock options.  Anti-dilutive stock options are those in which the exercise price of the option exceeds the fair market value of the underlying stock.  The anti-dilutive stock options were excluded from the calculation.  The basic weighted average common shares outstanding were 959,628 and 959,633 for the years ending March 31, 2003 and 2002.  The diluted weighted average common shares outstanding were 970,254 and 959,633 for the years ending March 31, 2003 and 2002.

On December 9, 2002 Banc Services Corp. signed a definitive agreement to merge with Wayne Bancorp, Inc., located in Wooster, Ohio.  Upon closing of this transaction, the Bank will become a wholly-owned subsidiary of Wayne Bancorp, Inc.  Under the terms of the agreement, subject to certain conditions being met, Banc Services Corp. shareholders will receive 1.391 shares of stock in Wayne Bancorp Inc. for each share of Banc Services Corp. owned plus $14.40 in cash.  The transaction is subject to shareholder and regulatory approval and is expected to close in the second quarter of 2003.

Employee compensation expense under stock options is reported using the intrinsic value method.  No stock-based compensation cost is reflected in net income, as all options granted had an exercise price equal to or greater than the market price of the underlying common stock at date of grant.  The following table illustrates the effect on net income and earnings per share if expense was measured using the fair value recognition provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation.

	2003	2002

Net income as reported	$ 399,777	$ 738,214
Deduct: Stock based compensation expense
determined under fair value based method	(11,781)	(4,527)
Pro forma net income	$ 387,996	$ 733,687

Basic earnings per share as reported	0.42	0.77
Pro forma basic earnings per share	0.40	0.76

Diluted earnings per share as reported	0.41	0.77
Pro forma diluted earnings per share	0.40	0.76